Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Alexander Topchy, certify that:

1.
I have reviewed this annual report on Form 10-K of the registrant, Broad Street Realty, Inc.;
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2022	By:	/s/ Alexander Topchy
Alexander Topchy
Chief Financial Officer and Secretary